EXHIBIT 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the use, in this registration statement (Form S-4 No. 333-69435), of our report dated March 29, 1997, included herein.

/s/ Arthur Andersen LLP

Tampa, Florida
January 13, 1999